MEMBER FDIC Second Quarter 2021 Earnings Supplement

2 Forward Looking Statements and Risk Factors This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; the transition from LIBOR as a reference rate; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; changes in accounting policies, practices, or guidance, for example, our adoption of CECL; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions, including DNB, cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and employees; our ability to successfully manage our CEO transition; general economic or business conditions, including the strength of regional economic conditions in our market area; the duration and severity of the coronavirus (“COVID-19”) pandemic, both in our principal area of operations and nationally, including the ultimate impact of the pandemic on the economy generally and on our operations; our participation in the Paycheck Protection Program; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2020, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries.

*Refer to appendix for reconciliation of non-GAAP financial measures 3 Earnings: EPS Net Income     $0.72 $28.4 million                 Returns: ROA ROE     1.21% 9.65% ROTE* PTPP* 14.41% 1.61%         Highlights: • Chris McComish named CEO • Good return metrics • Increased customer activity • Well-positioned for growth • $0.28 dividend declared Second Quarter 2021 Overview

4 Second Quarter 2021 Balance Sheet 2Q21 vs 1Q21: Highlights: • Cash increased due to: ◦ PPP loan decrease of $163.1 million ◦ $139.2 million of deposit growth related to PPP loans and stimulus payments • Excluding PPP, portfolio loans decreased $12.7 million in 2Q21 Dollars in millions Loan Outlook: • Strong loan pipeline and commitment growth • Key hires in production staff

Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 5 NIM pressure mainly due to increased cash and lower PPP contribution Second Quarter 2021 Net Interest Income NIM Change vs Prior Quarter 1Q21: 3.47% Elevated Fed cash (0.18%) PPP impact (0.08%) Loan yields (0.07%) Liability costs 0.05% Other (0.03%) 2Q21: 3.16%

6 2Q21 2Q21 vs 1Q21 2Q21 vs 2Q20 Debit Card $4.7 $0.6 $1.1 Service Charges 3.6 0.2 0.8 Wealth 3.2 0.2 0.6 Mortgage 1.7 (2.6) (0.9) Other 2.1 (0.2) (1.3) Noninterest Income $15.4 ($1.8) $0.3 Debit card growth; lower levels of mortgage banking Second Quarter 2021 Noninterest Income Dollars in millions

7 Expenses remain well-controlled 2Q21 2Q21 vs 1Q21 2Q21 vs 2Q20 Salaries & Benefits $24.5 $1.2 $3.1 Data Processing 3.8 (0.4) 0.2 Occupancy 3.4 (0.4) 0.0 FF&E 2.4 (0.2) (0.6) Other Taxes 1.8 0.4 0.2 Professional Services 1.6 0.1 (0.3) Marketing 1.0 (0.3) 0.0 FDIC 0.9 (0.1) (0.1) Other 6.3 0.1 (0.2) Noninterest Expense $45.8 $0.2 $2.4 Second Quarter 2021 Noninterest Expense Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures

Dollars in millions; *Excludes loss from customer fraud related to a check kiting scheme 8 Second Quarter 2021 Asset Quality 2Q21 vs 1Q21 Asset Quality Trends Highlights: • ACL release of $5.5 million • Nonperforming loans are declining • COVID modifications remain less than 1% of loans • Hotel portfolio is being closely monitored

Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 9 We have strong capital levels and are well-positioned for growth Second Quarter 2021 Capital

10 2Q21 Return on Average Tangible Shareholders' Equity (non-GAAP) Net income (annualized) $113,778 Plus: amortization of intangibles (annualized), net of tax 1,395 Net income before amortization of intangibles (annualized) $115,173 Average total shareholders' equity $1,179,002 Less: average goodwill and other intangible assets, net of deferred tax liability (379,784) Average tangible equity (non-GAAP) $799,218 Return on average tangible shareholders' equity (non-GAAP) 14.41% PTPP / Average Assets (non-GAAP) Income before taxes $35,338 Plus: Provision for credit losses 2,561 Total 37,899 Total (annualized) (non-GAAP) $152,012 Average assets $9,433,911 PTPP / Average Assets (non-GAAP) 1.61% Tangible Common Equity / Tangible Assets (non-GAAP) Total shareholders' equity $1,188,733 Less: goodwill and other intangible assets, net of deferred tax liability (379,563) Tangible common equity (non-GAAP) $809,170 Total assets $9,495,832 Less: goodwill and other intangible assets, net of deferred tax liability (379,563) Tangible assets (non-GAAP) $9,116,268 Tangible common equity to tangible assets (non-GAAP) 8.88% Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures: Second Quarter 2021 Appendix

11 2Q21 1Q21 4Q20 3Q20 2Q20 Efficiency Ratio (non-GAAP) Noninterest expense $45,829 $45,580 $48,528 $48,246 $43,478 Net interest income per consolidated statements of net income $68,304 $70,659 $69,929 $69,276 $70,148 Plus: taxable equivalent adjustment 585 664 725 780 847 Net interest income (FTE) (non-GAAP) 68,889 71,323 70,654 70,056 70,995 Noninterest income 15,424 17,236 15,609 16,483 15,224 Less: net (gains) losses on sale of securities (29) — — — (142) Net interest income (FTE) (non-GAAP) plus noninterest income $84,284 $88,560 $86,263 $86,539 $86,077 Efficiency ratio (non-GAAP) 54.37% 51.47% 56.26% 55.75% 50.51% Net Interest Margin Rate (FTE) (non-GAAP) Interest income and dividend income $71,577 $74,781 $75,548 $76,848 $80,479 Less: interest expense (3,273) (4,123) (5,619) (7,572) (10,331) Net interest income per consolidated statements of net income 68,304 70,658 69,929 69,276 70,148 Plus: taxable equivalent adjustment 585 664 725 780 847 Net interest income (FTE) (non-GAAP) $68,889 $71,322 $70,654 $70,056 $70,995 Net interest income (FTE) (annualized) $276,313 $289,251 $281,080 $278,701 $285,540 Average interest-earning assets $8,729,277 $8,324,259 $8,322,022 $8,477,074 $8,611,952 Net interest margin (FTE) (non-GAAP) 3.16% 3.47% 3.38% 3.29% 3.31% Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures: Second Quarter 2021 Appendix

MEMBER FDIC Second Quarter 2021 Earnings Supplement